SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


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                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                        November 5, 1999


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                     THE WALT DISNEY COMPANY
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                            DELAWARE
            (STATE OF JURISDICTION OF INCORPORATION)



        1-11605                                  95-4545390
(COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California        91521
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


                         (818) 560-1000
                 (REGISTRANT'S TELEPHONE NUMBER)


ITEM 5.   OTHER EVENTS


     During the quarter ended September 30, 1999, the Registrant made changes in the manner in which it reports its operating segments. The accompanying exhibit sets forth a restatement of segment results for the first three quarters of the Registrant's 1999 fiscal year reflecting these changes.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99 --  1999 Quarterly Segment Results


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE WALT DISNEY COMPANY




Date:  November 5, 1999            By:  /s/ David K. Thompson
                                      _________________________
                                          David K. Thompson
                                        Senior Vice President
                                      Assistant General Counsel